vertro™

NASDAQ:VTRO

Safe harbor and use of non-GAAP financial measures

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.

Words or expressions such as "plan," "intend," "believe," or "expect" or variations of such words and similar expressions are intended to identify such forward-looking statements. Key risks are described in Vertro reports filed with the U.S. Securities and Exchange Commission.

Readers should note that these statements may be impacted by several factors, including economic changes and changes in the Internet industry generally and, accordingly, Vertro actual performance and results may vary from those stated herein, and Vertro undertakes no obligation to update the information contained herein.

This presentation contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Vertro's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the current quarter earnings release, which can be found on Vertro's website at www.vertro.com.

Overview

- Vertro owns and operates the alOt product portfolio
- Headquartered in New York, 49 employees (1)
- Strong year-over-year growth:
  - 32% year-over-year revenue growth (2)
  - 71% year-over-year Adjusted EBITDA Growth (2)

1. As of 9/30/10
2. Q3 2010 vs. Q3 2009

vertro™

Investment Highlights

- Operating in Multiple High-Growth Markets:
  - Internet growth: expanding global web usage
  - Online advertising: search and display
  - Web-based applications: "Apps"
- Evolving product set to increase revenue diversity and customer engagement
- Established proprietary lifetime value model to optimize customer acquisition costs and expand operating margins

vertro™

Our Products: alOt Toolbar



Enter search term...
Web Search
facebook
Maps
Find Location
Address:
To Do
To Do List
1. Visit alot.com
2. Click here to
3. Get milk
Add new item
Weather
New York, NY
Wednesday
High: 90°
Low: 77°
Hourly Forecast
Radio
ALOT Radio Player
Hide Radio
Powered by radiotime
You're listening to:
ALOT Radio
88.3 | Jazz88 FM (Public)
MUSIC
TALK
LOCAL
FAVORITES
HISTORY
SEARCH
HELP

vertro™

Our Products: alOt Home



alOt home
Web Search
Search
Google
Add Content
Tutorial
Tell a friend
31°
Partly Cloudy
Weather Alert!
Friday
Saturday
Sunday
AccuWeather.com
TV Series
Watch your favorite TV shows now!
Glee
House
the office
The Office
Family Guy
Deals of the Day!
Toshiba Canvio 500GB USB 2.0 External Hard Drive
$47.99
ALOT Hot Topics
1. New Chief of Staff
2. MD Explosion
3. Ted Williams
4. Jaime Pressly
5. Elizabeth Edwards
6. Hijacking Foiled
7. CES 2011
8. Robert Gibbs
9. American Spy
10. NPR Exec Resigns
ALOT Radio Player
Click Here To Play
Most Popular Games
SUPER COLLAPSE! 3
Plants vs. Zombies
Golden Trails - The New Western Rush
Governor of Poker 2
Super Collapse! 3
Today's Birthday
Compare Airfare Prices
Round Trip
One Way
Traveling from:
Traveling to:

vertro™

Our Products Are Fully Customizable

Online, and throughout digital media, users are turning to apps to customize their experiences, increase their productivity, entertainment value, and realize the Internet's potential.


alOt
apps for your PC
Add your favorite Apps instantly!
Click on "Add" and start having some fun!
Add Apps
Manage Apps
Find all your favorite Apps!
Search
Categories
Home
Entertainment
Food
Games
Maps & Travel
Music
News
Reference
Shopping
Social Networking
Sports
Utilities
Videos
Weather
About ALOT
All Apps
Sort By: Release Date
The New York Times
Plants vs. Zombies
Daily Deals
Radio
Weather
Farm Craft 2
To Do List
Calculator
FOX News
Email Notifier
Amazon Search
Solitaire
Facebook
Maps
Recipe Assistant
Hostile Makeover
Lamp of Aladdin
Wizard Land
Powerball Drawing
ESPN All Sports News
Gaming Cheats
Craft Search
Pro Golf Leaderboard
Golden Trails
ADD FREE

Both Products Offer Web Search Functionality



Search queries (millions)
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
ALOT - Region 1
ALOT - Rest of World
Legacy brand
246.5
11.7
82.9
151.9
250.4
8.1
87.6
154.7
324.5
5.8
144.2
174.5
361.6
200.2
161.4
Q1'10
Q2'10
Q3'10
Q4'10

Source: Internal statistics; total quarterly search volumes across all products; certain quarterly breakdowns don't match the total due to rounding. Legacy brand users and search queries were de minimis in Q4 2010 so we have ceased reporting these as part of our non-financial metrics

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We Monetize Through Search Advertising



Credit Card - ALOT Search - Windows Internet Explorer
Web Search Images News Shopping Videos more
Credit Card
Search
powered by Google
Search Results
Go Explore With Visa ®
Go Experience All That Life Has To Offer
www.Visa.com/Go
Apply For Credit Cards
Visa, MasterCard, Amex, Discover. Compare Offers & Apply Online
www.CreditCards.com
Payment Processing
Increase Sales & Reduce Costs! We're here to show you how.
www.freecreditcardprocessing.com
MasterCard World Card
Discover the Ultimate Rewards Experience with World MasterCard
www.priceless.com/world
Trinity Debt Management
Debt got you down? We need to talk. Free Debt Analysis
www.trinitycredit.org
Wipe Out Credit Card Debt
More Than $15,000 Debt? Payoff In 12-36 Months. Save Or Pay No Fees
www.Freedom-Debt-Relief.com
Discover® Card (Official)
Have Excellent Credit? 0% Intro. APR On Purchases. No Fees. Apply!
www.DiscoverCard.com
Visa USA | More People Go with Visa
Welcome to MasterCard Worldwide
Credit Cards - Compare Credit Card Offers at CreditCards.com
American Express Credit Cards, Business Services, and Travel Services
Credit Card Debt Relief
Pay 40-60% Less Of Your Total Debt. We Work For You. Apply For Free
Get Out Of Debt-Start Now
Chase® Credit Card Offers
Bad Credit? Top 10 Cards
For A Debt Bailout Today
You Paying The Minimum
Credit Card Rewards
Searches related to Credit Card
Reward Credit Card
Credit Card Cash Back Visa

vertro™

We Also Monetize Through eCommerce and Sponsored apps


eBay
Search eBay!
Toshiba Canvio 500GB USB 2.0 External Hard Drive
$47.99
52% OFF
$99.99
(Save $52.00)
Free Shipping
Toshiba Canvio 500GB USB 2.0
$47.99 (Save 52%)
Wii Fit Plus with Balance Board
$79.99 (Save 20%)
Ultra Sub Zero X1 Notebook Cooling
$17.99 (Save 64%)
Sunpak DigiPro Digital Camera Tripod
$19.99 (Save 80%)

eBay eCommerce relationship


Weather
Brooklyn, New York
°F | °C | Configure
Mostly Cloudy
Wind: N at 6 MPH
Humidity: 54%
38°
High: 40°
Low: 32°
Saturday
High: 42°
Low: 32°
Sunday
High: 39°
Low: 33°
Monday
High: 39°
Low: 32°
Hourly Forecast
Extended 15-Day Forecast
Upper Midwest Enduring More Snow, Bitter Cold
powered by AccuWeather.com

AccuWeather weather app sponsorship

vertro™

Our Go-To Market Strategy

1. We create micro-segmented versions of our Toolbars and Homepages


Gardening
Arcade Games
Boxing
Card Games
Country Music
Quiz
Fashion
Arts & Crafts
Books
Movies
Shopping
Politics
Fishing
Travel
Wedding
Health
Horoscopes
Finance
Casual Games
Video Games
Celebrity
Recipes
Comic Book
Fitness

vertro™

Our Go-To Market Strategy

2. We market these products via online advertising and brand marketing


YAHOO!
Movie Reviews
Movie reviews, tickets and info
with the ALOT Movies Toolbar
www.movies.alot.com


alot
ALOT.com
LISTEN TO FREE
ONLINE RADIO!

vertro™

Our Lifetime Value Model

- Approximately 4.5 months to breakeven on customer acquisition spend
- 35% margin target for year one (total $ amounts vary significantly by vertical and market)
- Long revenue tail after year one



Initial customer acquisition spend to breakeven (approx. 4.5 months)
35%
Margin growth – target 35% in year one followed by long-tail

We have an expanding user base...


Toolbar Live Users
Homepage Unique Users
Toolbar and Homepage users (millions)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
6.1
4.7
7.0
5.7
9.0
7.6
9.4
7.5
Q1'10
Q2'10
Q3'10
Q4'10

Toolbar Live Users: Internal statistics; live users are defined as the number of unique toolbar users active on the Internet in the last 15 days of each period. **Homepage Unique Users:** Google Analytics, 'Absolute Unique Visitors' report

vertro™

...in 'Region One' and Rest-Of-World

Available in 8 languages | Marketed in 22 countries | Users in 200+ countries



Region One vs. Rest-of-world Toolbar users (millions)
6.0
5.0
4.0
3.0
2.0
1.0
0.0
Q1'10
Q2'10
Q3'10
Q4'10
Region One Live Toolbar Users
Rest-of-World Live Toolbar Users

Proven and experienced management team...

Peter Corrao *CEO & President* *Since 2006*	Extensive online targeting and direct mail marketing Former CEO of Bluestreak.com and Cogit Division President at Advo, Inc.
James Gallagher *CFO* *Since 2010*	Strategic financial & management consulting CFO at publicly-traded Vizrt Sr. level management experience within media and technology companies
Rob Roe *General Manager* *Since 2006*	Over a decade of Internet Consumer Product Marketing experience. Original Product Manager of our core product suite
John Pisaris *General Counsel* *Since 2004*	Former partner at Porter, Wright, Morris & Arthur LLP

Board of Directors

Larry Weber, Non-executive Chairman
Gerald Hepp, CPA, Independent Director
Lee Simonson, Independent Director
Dr. Adele Goldberg, Independent Director
Joseph Durrett, Independent Director
Peter Corrao, Director

vertro™

FINANCIAL HIGHLIGHTS

Revenue and Profitability



Revenue
EBITDA
Adjusted EBITDA
GAAP net income (loss)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
$ Millions
$6.0
($3.4)
($3.2)
($3.9)
$7.4
($1.6)
($1.4)
($1.8)
$8.0
$0.4
$0.3
$0.8
$8.1
$0.5
$0.4
$0.5
$8.5
$0.2
$0.5
$0.2
$9.8
$0.4
$0.4
$0.4
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10

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Controlled Fixed Costs



Revenue
Customer acquisition costs
OpEx (excl. customer acquisition costs)
$ Millions
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
6.2
6.0
7.4
8.0
8.1
8.5
9.8
4.3
5.8
6.0
4.9
4.9
5.2
6.7
4.2
3.2
2.6
2.6
2.5
2.7
2.2
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10

vertro™

Investment Summary

- Strong external market drivers
- Market to 22 countries around the world
- Scalable, global product
- Strong year-over-year revenue & EBITDA Growth
- Strong cash position
- No debt and an untapped credit line of up to $5mm with Bridge Bank NA

vertro™

NASDAQ:VTRO